UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 9, 2025
Date of Report (date of earliest event reported)
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Greenidge Generation Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification Number)
1159 Pittsford-Victor Road, Suite 240 Pittsford, New York 14534
(Address of principal executive offices and zip code)
(315) 536-2359
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	GREE	The Nasdaq Global Select Market
8.50% Senior Notes due 2026	GREEL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 – Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 9, 2025, Greenidge Generation Holdings Inc. (the “Company”) received written notice (the “Notice”) from Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that, for the last 30 consecutive business days, the bid price for the Company’s Class A common stock had closed below $1.00 per share, which is the minimum bid price required to maintain continued listing on The Nasdaq Global Select Market under Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Requirement”). The Notice has no immediate effect on the listing of the Company’s Class A common stock.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has an initial period of 180 calendar days (which expires on October 6, 2025) to regain compliance with the Minimum Bid Requirement. To regain compliance, the closing bid price of the Company’s Class A common stock must be at least $1.00 per share for a minimum of 10 consecutive business days during this 180 calendar day period, at which time the staff will provide written notification to the Company that it complies with the Minimum Bid Requirement, unless the staff exercises its discretion to extend this 10-day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H).

If the Company does not regain compliance with the Minimum Bid Requirement during the initial 180-day period, the Company may be eligible for an additional compliance period of 180 calendar days. To qualify, the Company would need to transfer the listing of its Class A common stock to The Nasdaq Capital Market, provided that it meets the continued listing requirement for the market value of publicly held shares and all other initial listing standards of The Nasdaq Capital Market, with the exception of the Minimum Bid Requirement. To effect such a transfer, the Company would also need to pay an application fee to Nasdaq and provide written notice to Nasdaq of its intent to cure the deficiency during the second compliance period by effecting a reverse stock split if necessary. However, if it appears to the staff that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible to transfer its listing, Nasdaq will provide notice to the Company that its Class A common stock will be subject to delisting.

The Company intends to monitor the closing bid price of its Class A common stock and may, if appropriate, consider implementing available options to regain compliance with the Minimum Bid Requirement. There can be no assurance that the Company will be able to regain compliance with the Minimum Bid Requirement or maintain compliance with any other listing requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenidge Generation Holdings Inc.

By:	/s/ Jordan Kovler
Name:	Jordan Kovler
Title:	Chief Executive Officer

Date: April 15, 2025